Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before income taxes for the years ended December 31, 2016, 2015 and 2014 consisted of:

(in thousands)	2016	2015	2014
Pretax income in The Netherlands	$20,695	$1,310	$(4,931)
Pretax income from foreign operations	36,213	134,993	124,320
	$56,908	$136,303	$119,389

Income taxes for the years ended December 31, 2016, 2015 and 2014 are as follows:

(in thousands)	2016	2015	2014
Current—The Netherlands	$6,043	$973	$936
—Foreign	36,536	41,862	41,667
	42,579	42,835	42,603
Deferred—The Netherlands	188	250	317
—Foreign	(66,162)	(36,684)	(40,464)
	(65,974)	(36,434)	(40,147)
Total income tax expense (benefit)	$(23,395)	$6,401	$2,456

In the table above and throughout Note 16, amounts related to 2015 and 2014 are revised to reflect the book and tax impact for the change in accounting principle for share-based compensation. See further discussion in the Revision of Previously Issued Financial Statements for Change in Attribution Method section of Note 20, Share-Based Compensation.
The Netherlands statutory income tax rate was 25% for the years ended December 31, 2016, 2015 and 2014. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our reported income taxes and effective tax rate for the years ended December 31, 2016, 2015 and 2014 are as follows:

	2016		2015		2014
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$14,227	25.0%	$34,076	25.0%	$29,847	25.0%
Taxation of foreign operations, net(1)	(43,265)	(76.0)	(36,407)	(26.7)	(29,958)	(25.1)
Tax impact from non-deductible items	5,938	10.4	14,219	10.4	10,263	8.6
Tax impact from tax-exempt income(2)	(3,331)	(5.9)	(5,810)	(4.3)	(2,589)	(2.2)
Tax contingencies, net	1,761	3.1	1,163	0.9	4,409	3.7
Taxes due to changes in tax rates	399	0.7	(836)	(0.6)	330	0.3
Government incentives and other deductions(3)	(2,543)	(4.5)	(2,754)	(2.0)	(8,617)	(7.2)
Prior year taxes	1,411	2.5	(1,201)	(0.9)	(1,950)	(1.6)
Valuation allowance	1,521	2.7	3,450	2.5	—	—
Other items, net	487	0.9	501	0.4	721	0.6
Total income tax expense (benefit)	$(23,395)	(41.1)%	$6,401	4.7%	$2,456	2.1%

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(1) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. The most significant tax benefits from these foreign operations and financing activities are attributable to subsidiaries in Germany, Singapore, Switzerland, Ireland and Luxembourg. These foreign tax benefits are due to a combination of favorable tax laws, regulations, rulings, and exemptions in these jurisdictions. Additionally, in 2016 and 2014, in certain foreign jurisdictions (primarily Germany and the United States), we recorded acquisition related and impairment charges which reduced pretax income in these higher tax jurisdictions.
(2) The impact from tax-exempt income primarily reflects The Netherlands’ benefit of the 2006 and 2004 Notes discussed in Note 15 “Lines of Credit and Debt.” These notes were redeemed in 2014 and 2015, respectively, and accordingly the related income tax benefit of $2.6 million in 2014, did not and will not impact our effective tax rate in 2015 and beyond. In 2016, tax-exempt income includes nontaxable income in the U.S. from the release of contingent consideration accruals and nontaxable dividend income in Switzerland.
(3) Government incentives include favorable tax regulations primarily in France in 2014 and the United States relating to research and development expense as well as the United States Internal Revenue Code Section 199 domestic production activities deduction.

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are open since 2004 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2012. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2013 through the current period.
Starting in February 2014, the U.S. tax authorities (Internal Revenue Service) have been auditing our U.S. federal tax returns for 2011 and 2012. The audit was closed in 2016 without any proposed tax adjustments. As a result, we released $6.6 million of unrecognized tax benefit due to closure of the tax audit. Additionally, in February 2016 German tax authorities began the audit of the German tax returns for the 2010-2013 tax years. This audit is currently in process and we expect the audit to close during 2017.
In 2014, we established a reserve related to cash convertible notes as discussed in Note 15 for $3.0 million. In 2015, we received a confirmation from the relevant tax authorities, which resulted in a release of $3.0 million reserve in 2015.
Changes in the amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
BALANCE AT DECEMBER 31, 2014	$16,002
Additions based on tax positions related to the current year	2,018
Additions for tax positions of prior years	2,640
Settlements with taxing authorities	(2,988)
Reductions due to lapse of statute of limitations	(747)
Decrease from currency translation	(190)
BALANCE AT DECEMBER 31, 2015	$16,735
Additions based on tax positions related to the current year	4,218
Additions for tax positions of prior years	5,162
Decrease for tax position of prior years	(6,796)
Settlements with taxing authorities	—
Reductions due to lapse of statute of limitations	(288)
Decrease from currency translation	(737)
BALANCE AT DECEMBER 31, 2016	$18,294

At December 31, 2016 and 2015, our net unrecognized tax benefits totaled approximately $18.3 million and $16.7 million, respectively, of which $18.3 million and $16.7 million in benefits, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $5.8 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statement of income as part of the income tax expense.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within income tax expense. For the years ended December 31, 2016, 2015 and 2014, we have net interest (income) expense and penalties of $0.1 million, $0.3 million and $(0.3) million, respectively. At December 31, 2016 and 2015, we have accrued interest of $1.5 million and $1.4 million, respectively, which are not included in the table above.
We have recorded net deferred tax asset of $27.8 million and deferred tax liabilities of $37.0 million at December 31, 2016 and 2015, respectively. The components of the net deferred tax asset and liability at December 31, 2016 and 2015 are as follows:

	2016		2015
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carryforwards	$46,627	$—	$25,771	$—
Accrued and other current liabilities	24,663	—	22,648	—
Inventories	2,919	(1,567)	2,394	(1,060)
Allowance for bad debts	1,060	(451)	1,121	(465)
Currency revaluation	3,474	(73)	934	(132)
Property, plant and equipment	2,096	(19,733)	1,859	(27,854)
Capital lease	830	—	1,793	—
Tax credit carryforwards	915	—	1,110	—
Unremitted profits and earnings	—	(923)	—	(902)
Intangible assets	586	(137,682)	272	(150,594)
Share-based compensation	20,282	—	20,841	—
Deferred interest deductions	76,793	—	54,307	—
Convertible debt	12,313	—	13,765	—
Other	2,652	(1,507)	2,080	(1,154)
	195,210	(161,936)	148,895	(182,161)
Valuation allowance	(5,511)	—	(3,703)	—
	$189,699	$(161,936)	$145,192	$(182,161)
Net deferred tax assets (liabilities)		$27,763		$(36,969)

At December 31, 2016 and 2015, we had $380.7 million and $264.2 million in total foreign net operating loss (NOL) carryforwards. Included in these amounts at December 31, 2016 and 2015, were $109.2 million and $110.3 million of U.S. federal (NOL) carryforwards. At December 31, 2016, the entire NOL in the U.S. is subject to limitations under Section 382 of the Internal Revenue Code. The NOLs in the U.S. will expire beginning December 31, 2022 through December 31, 2032. Also included in the above amount as of December 31, 2016 and 2015, were other foreign NOL carryforwards totaling approximately $271.5 million and $153.9 million, respectively, with $41.9 million of additional NOL added due to acquisitions and $56.4 million added due to German trade tax loss generated in 2016. As of December 31, 2016, we had NOL carryforwards in Germany of $157.4 million predominantly trade tax NOLs. Of the total $271.5 million NOL carryforward, a portion of the foreign NOLs will be expiring beginning December 2017. The valuation allowance amounts as of the years ended December 31, 2016 and December 31, 2015 are $5.5 million and $3.7 million. In 2016, we recorded a valuation allowance of $1.8 million related to NOLs and no valuation allowance was released related to the expiration of statute of limitations. We believe it is more likely than not that the net deferred tax assets as shown above will be realized.
As of December 31, 2016, a deferred tax liability has not been recognized for residual income taxes in The Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained by subsidiaries amounted to $343.9 million at December 31, 2016. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $21.4 million of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2016 and December 31, 2015, of approximately $0.9 million.